Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND

Class A and Class C

Supplement dated October 1, 2007, to the Prospectus dated August 1, 2007.

This Supplement contains important information about the Fund referenced above.

ALL FUNDS

Effective immediately, in the section entitled “How to Buy Shares” on page 16 of the Prospectus, the following bullet point is deleted:

•	Fund of Funds advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM and Wells Fargo Advantage LifeStage PortfoliosSM).

and replaced with the following:

•	Fund of Funds, including those advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM and Wells Fargo Advantage LifeStage PortfoliosSM).

LCRA107/P101SPA

1